UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2005

China Evergreen Environmental Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-26175	88-0409151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Floor 5, Guowei Building 73 Xianlie Middle Road Guangzhou, Guangdong, China	510095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86-20) 87327909

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2005, China Evergreen Environmental Corp. (“China Evergreen”) entered into an Executive Employment Agreement with Peh Chung Lim, pursuant to which Mr. Lim will serve as Chief Financial Officer effective December 29, 2005. Mr. Lim joined China Evergreen as Deputy Chief Financial Officer in May 2005. The following summary is qualified in its entirety by reference to the text of the employment agreement, a copy of which is attached hereto and incorporated herein by reference as Exhibit 10.1.

The employment agreement provides for a base salary of $60,000. The employment agreement also provides for a performance bonus which shall be based on the overall performance of China Evergreen. The actual amount of any bonus payable to Mr. Lim shall be determined by the CEO.

China Evergreen may terminate the employment of Mr. Lim upon giving a written notice of termination which notice shall be effective thirty (30) days later while Mr. Lim may terminate employment agreement upon thirty (30) days’ prior written notice.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 29, 2005, China Evergreen’s board of directors accepted Ren Cai Ding’ resignation as China Evergreen’s Chief Financial Officer. Mr. Ding will act as senior advisor to the company after his resignation as Chief Financial Officer of China Evergreen became effective on December 29, 2005. Peh Chung Lim, formerly China Evergreen’s Deputy Chief Financial Officer has been promoted to Chief Financial Officer and has assumed responsibility as China Evergreen’s principal financial and accounting officer.

Mr. Lim’s biography follows:

Peh Chung Lim has served as Deputy Chief Financial Officer of China Evergreen since May 2005. Mr. Lim has more than 10 years of financial management experience with large multi-national corporations in Malaysia, Singapore, Indonesia, Taiwan and the People’s Republic of China. He is a member of CPA Australia and has a degree in Economics from Monash University in Melbourne, Australia.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable.

(d) Exhibits.

10.1 Executive Employment Agreement between China Evergreen and Peh Chung Lim dated December 29, 2005.

99.1 Press Release dated December 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2005	By:	/s/ Chong Liang Pu
Chong Liang Pu,
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Employment Agreement between China Evergreen and Peh Chung Lim dated December 29, 2005.

99.1	Press release dated December 30, 2005.